OLD MUTUAL FUNDS I

Old Mutual China Fund

Supplement Dated January 11, 2010

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information, each dated November 19, 2009, for the Old Mutual China Fund (the “China Fund”), a series portfolio of Old Mutual Funds I (the “Trust”).  You should retain your Prospectus and Statement of Additional Information and any Supplements for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

At a special meeting of shareholders of the China Fund held on December 7, 2009, shareholders approved a new investment sub-advisory agreement, effective December 7, 2009, between the Trust on behalf of the China Fund, Old Mutual Capital, Inc., the China Fund’s investment adviser, and Clough Capital Partners, LP (“Clough”).  Clough began serving as interim investment sub-adviser to the China Fund following the close of business on July 17, 2009.  A description of Clough and the portfolio managers for the China Fund is contained in the Prospectus.

At a special meeting of shareholders of the China Fund held on January 11, 2010, shareholders approved the reorganization of the China Fund into the Clough China Fund, a series portfolio of Financial Investors Trust.  The reorganization is expected to be effective following the close of business January 15, 2010.

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Funds distributed by Old Mutual Investment Partners
R-10-001  01/2010